UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 8, 2009
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                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     0-23340                      51-0332317
      --------                     -------                      ----------
  (State or other                (Commission                  (IRS Employer
    jurisdiction                 File Number)             Identification Number)
 of incorporation)


  105 Westpark Drive, Suite 200, Brentwood, Tennessee                   37027
  ---------------------------------------------------                   -----
       (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

              America Service Group Inc. (the "Company") announced that it updated its investor presentation. The presentation is available under the "Presentations" tab in the "Investors" section on the Company's website at www.asgr.com.

              The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICA SERVICE GROUP INC.



Date:  May 8, 2009                 By:  /s/  Michael W. Taylor
                                      ------------------------------------------
                                            Michael W. Taylor
                                            Executive Vice President and Chief
                                               Financial Officer